UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period: October 1, 2008— September 30, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Money Market Liquidity Fund

Annual report
9 | 30 | 09

A world of investing.℠

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Money Market
Liquidity Fund

Annual report
9 | 30 | 09

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio managers	3
Your fund’s performance	6
Your fund’s expenses	6
Terms and definitions	8
Trustee approval of management contract	9
Other information for shareholders	15
Financial statements	16
Federal tax information	28
About the Trustees	29
Officers	33

Message from the Trustees

Dear Fellow Shareholder:

The nearly 60% advance in the S&P 500 Index from March through September ranks as the most concentrated period of growth in the stock market since just after the Great Depression. Aggressive stimulus efforts by governments worldwide appear to have saved the financial system from collapse and helped foster this historic market rebound.

Investors, however, should prepare for the possibility of this rapid ascent leveling off in coming quarters. The U.S. economy is improving, but headwinds remain. High public and private debt levels, as well as consumer spending held back by high unemployment and still-low housing prices, may result in a slower economic rebound.

We are pleased to report that many Putnam mutual funds have delivered significantly better results over the past year. This reflects the intense efforts of an investment team infused with new talent, new leadership, and a determination to excel. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

Performance snapshot
Total return (%) comparison as of 9/30/09

“The pace of the recovery from such a severe
downturn is likely to be anemic compared to
other recent downturns.”
Joanne Driscoll, Portfolio Manager, Putnam Money Market Liquidity Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. Investment return will fluctuate. Performance assumes reinvestment of distributions. For a portion of the period, this fund limited expenses, without which returns would have been lower. Class P shares do not bear an initial sales charge. To obtain the most recent month-end performance, visit putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Interview with your
fund’s portfolio managers

Joanne Driscoll and Jonathan Topper

The financial markets have recovered considerably in 2009, but interest rates remain low. How did the fund perform for the reporting period?

Joanne: Yields on money market securities hovered at historically low levels for much of the fiscal year, due in part to the Fed’s [Federal Reserve Board’s] aggressive easing of short-term interest rates to promote liquidity and stimulate economic growth. For the abbreviated fiscal year from the fund’s inception on April 13, 2009, until the close on September 30, 2009, the fund rose 0.15% at net asset value.

Money market funds, historically considered safe havens, came under pressure during the credit crisis last fall. Have they regained their footing?

Jonathan: Yes, stability and liquidity have returned to the short-term markets. Two of the Fed’s programs helped to stabilize the short-term markets in recent months. The Asset-Backed Commercial Paper [ABCP] Money Market Mutual Fund Liquidity Facility [AMLF] restored liquidity to the ABCP markets and helped money market funds meet requests for same-day redemptions. The Commercial Paper Funding Facility [CPFF] created issuance in the term commercial paper market, which was struggling due to the inability of financially strapped companies to attract investors to buy their commercial paper. While usage of these programs has substantially declined, the Fed extended their availability to February 1, 2010, to support the flow of credit to businesses and households.

On another front, the Securities and Exchange Commission has been working with money market fund managers, regulators, central bankers, and rating agencies for several months to improve the functioning and regulation of the money market. We look forward to the outcome of the Commission’s proposed reforms for money market fund regulation, which should strengthen safeguards and help prevent future disruptions in the money market fund industry.

What was your strategy to capture income in such a low-rate environment?

Joanne: When the fund was launched in April 2009, the financial markets were staging a comeback in response to the introduction of more well-defined government and central bank initiatives around the globe and some easing of investors’ fears. However, interest rates stood at historic lows in the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 4/13/09 (commencement of operations) to 9/30/09. See the previous page and page 6 for additional fund performance information. Index descriptions can be found on page 8. The short-term results of a new fund are not necessarily indicative of its long-term prospects.

aftermath of the Fed’s decision to reduce the federal funds rate to a target range of 0% to 0.25% in December 2008. The benchmark rate stayed at this level for the balance of the fund’s abbreviated fiscal year, posing a challenge.

IN THE NEWS

It is an interest rate for the record books. The Federal Reserve Board, which is responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been resting at an all-time low of near 0% as the government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. The Federal Reserve Bank of New York began experimenting in October with reverse repurchase agreements, which would, in effect, raise rates, but stressed that “no inference should be drawn about the timing of monetary policy tightening.”

Under normal market conditions, it would have been advantageous to purchase fixed-rate instruments with longer maturity horizons. However, I kept the portfolio’s overall maturity focus shorter than would be the case in a low interest-rate environment because of the lack of safe, high-quality investment options at the long end of the money market yield curve.

Second, given the mandate of this fund to maintain a large liquid position to meet the redemptions of its institutional clients, I was not inclined to commit too much of the fund’s assets to longer-dated money market securities. This meant that I maintained significant holdings in daily and weekly securities, and commercial paper and repurchase agreements with one- to three-month maturities.

On September 30, 2009, the fund’s 7-day yield stood at 0.29% and its weighted average days to maturity was 40 days.

Could you describe some holdings that exemplify your strategy?

Jonathan: Many financial institutions came under pressure during the period, but I focused on banks that were important to the banking system and recognized as “national champions.” JPMorgan, Bank of America, ING Bank, Lloyds, and BNP Paribas are examples of issuers in the portfolio that received capital infusions from their domestic governments during the past year. These banks are in the process of repaying their cash infusions, with the exception of JPMorgan, which has reimbursed the U.S. government for its support.

I also found attractive investments in the Asset-Backed Commercial Paper market that are supported by extremely

Credit quality overview

100% of the fund’s securities are rated Tier 1, the highest short-term rating category defined by the SEC.

Credit qualities are shown as a percentage of portfolio value as of 9/30/09. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

diverse and highly rated financial assets. This is true of Gotham Funding Corp. and Manhattan Asset Funding Co., two ABCP issuers in the portfolio funded and backed by the Bank of Tokyo-Mitsubishi UFJ Trust and Sumitomo Mitsui Banking Corp., respectively. Both of these leading Japanese financial institutions are contractually obligated to insulate the two programs from credit risk associated with the underlying assets — making them low-risk investments in my estimation.

During the course of the fiscal year, I invested a larger portion of the fund’s assets in U.S. Government Sponsored Enterprises [GSEs], such as the Federal Home Loan Mortgage Association and the Federal Farm Credit Corporation, because they carry the implicit guarantee of the federal government. By investing in the senior unsecured debt securities of these GSEs, the fund benefits from several features, including strong systemic support via the U.S. government, mortgage finance’s continuing central role in public policy, and access to existing and evolving liquidity and capital programs of the U.S. government.

What is your outlook?

Joanne: Many economists agree that the U.S. economy is coming out of recession. However, the pace of the recovery from such a severe downturn is likely to be anemic compared to other recent downturns — making it unlikely that the Fed will raise interest rates in the foreseeable future. Against this muted backdrop, maintaining creditworthiness, safety, and liquid reserves remain my chief priorities.

Joanne and Jonathan, thank you for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Portfolio Manager Joanne Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan Topper is a Money Market Specialist at Putnam. He has a B.A. from Northeastern University. Jonathan has been in the investment industry since he joined Putnam in 1990.

Portfolio composition

Allocations are represented as a percentage of portfolio value on 9/30/09. These may be different from allocations shown elsewhere in the report due to what percentages are based upon at each representation. Holdings and allocations may vary over time.

* Excludes asset-backed securities.

Your fund’s performance

This section shows your fund’s performance and distribution information for its most recent period ended September 30, 2009. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of April 13, 2009. Past performance does not guarantee future results and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 9/30/09

Class P
(inception date)	(4/13/09)

NAV

Life of fund	0.15%

Current yield (end of period)*	NAV

Current 7-day yield	0.29%

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the period, this fund may have limited expenses, without which returns and yields would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Due to market volatility, current performance may be higher or lower than performance shown.

Comparative index returns For the period ended 9/30/09

Lipper Institutional Money Market Funds category average*

Life of fund	0.11%

* Over the life-of-fund period ended 9/30/09, there were 350 funds in this Lipper category.

Fund distribution information For the period ended 9/30/09

Distributions	Class P

Number	6

Income	$0.001460

Capital gains	—

Total	$0.001460

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

The table below shows the fund’s estimated annual operating expenses for the period ended 9/30/09.

Class P

Net expenses for the period ended 9/30/09*	0.04%

Total annual operating expenses for the period ended 9/30/09	0.29%

Annualized expense ratio for the six-month period ended 9/30/09†	0.06%

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/09. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective August 1, 2009, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Money Market Liquidity Fund from April 13, 2009 (commencement of operations) to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P

Expenses paid per $1,000*	$0.28

Ending value (after expenses)	$1,001.50

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 4/13/09 (commencement of operations) to 9/30/09.

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended September 30, 2009, use the following calculation method. To find the value of your investment on April 13, 2009 (commencement of operations), call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P

Expenses paid per $1,000*	$0.28

Ending value (after expenses)	$1,023.14

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 4/13/09 (commencement of operations) to 9/30/09.

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They bear no management fee and will be available only to other Putnam funds.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BoA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), to be effective January 30, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except for your fund and the Putnam RetirementReady® Funds), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for approving the continuance of the current contractual arrangements (and for approving the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees considered that Putnam Management had agreed to waive your fund’s management fee in its entirety through at least September 30, 2012. The Trustees also considered that Putnam Management had further agreed to limit its compensation (and, to the extent necessary, to bear other expenses) through September 30, 2009 to the extent that your fund’s expenses (exclusive of management fees, brokerage, interest, taxes, and extraordinary expenses) would exceed an annual rate of 10 basis points.

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations and because its fees and expenses were otherwise controlled, as described above.

• Economies of scale. The Trustees considered that most Putnam funds (although not your fund) currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for your fund and the Putnam RetirementReady® Funds) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund, which had only a very limited performance record because it had only recently commenced operations) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than your fund and the funds of Putnam Variable Trust) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The following discussion describes key elements of the strategic pricing proposal applicable to other Putnam funds. The proposed management contracts for these other funds are subject to shareholder approval. The Trustees called a shareholder meeting for each of the funds for November 19, 2009 and recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which shareholders of most funds share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than your fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for your fund and the Putnam RetirementReady® Funds.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

Based on June 30, 2009 net asset levels, the proposed management contracts would provide for payment of a management fee rate that is lower for most funds than the management fee rate payable under their current management contracts. For a small number of funds, the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds.

They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2009, Putnam employees had approximately $308,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Money Market Liquidity Fund

We have audited the accompanying statement of assets and liabilities of Putnam Money Market Liquidity Fund (the “fund”), a series of Putnam Funds Trust, including the fund’s portfolio, as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from April 13, 2009 (commencement of operations) to September 30, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Money Market Liquidity Fund as of September 30, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 10, 2009

The fund’s portfolio 9/30/09

ASSET-BACKED COMMERCIAL PAPER (41.6%)*	Yield (%)	Maturity date	Principal amount	Value

Alpine Securitization	0.200	10/06/09	$50,000,000	$49,998,611

Atlantic Asset Securitization, LLC	0.210	10/20/09	30,000,000	29,996,675

Atlantic Asset Securitization, LLC	0.200	10/07/09	20,000,000	19,999,333

Barton Capital, LLC	0.230	12/07/09	6,013,000	6,010,426

Barton Capital, LLC	0.220	11/04/09	4,196,000	4,195,128

Barton Capital, LLC	0.260	11/03/09	43,353,000	43,342,974

Bryant Park Funding, LLC	0.200	10/15/09	25,000,000	24,998,056

Bryant Park Funding, LLC	0.200	10/14/09	29,000,000	28,997,906

CAFCO, LLC.	0.200	10/07/09	25,000,000	24,999,167

Enterprise Funding Co., LLC	0.230	12/07/09	12,548,000	12,542,629

Fairway Finance, LLC	0.200	10/26/09	25,000,000	24,996,528

Fairway Finance, LLC	0.200	10/20/09	25,024,000	25,021,359

Falcon Asset Securitization Co., LLC	0.200	10/01/09	55,000,000	54,999,944

Gemini Securitization Corp., LLC	0.220	11/09/09	20,000,000	19,995,233

Gemini Securitization Corp., LLC	0.200	10/16/09	15,000,000	14,998,750

Gemini Securitization Corp., LLC	0.210	10/09/09	15,000,000	14,999,300

Gotham Funding Corp.	0.240	12/02/09	18,000,000	17,992,560

Gotham Funding Corp.	0.200	10/26/09	25,000,000	24,996,528

Gotham Funding Corp.	0.320	10/21/09	13,000,000	12,997,689

Gotham Funding Corp.	0.330	10/20/09	10,000,000	9,998,258

Gotham Funding Corp.	0.210	10/05/09	25,000,000	24,999,417

Govco, Inc.	0.300	12/22/09	25,000,000	24,982,917

Govco, Inc.	0.260	11/25/09	25,000,000	24,990,069

Grampian Funding, LLC	0.250	10/01/09	48,000,000	47,999,667

Liberty Street Funding, LLC	0.200	10/23/09	15,000,000	14,998,167

Liberty Street Funding, LLC	0.200	10/09/09	39,500,000	39,498,244

LMA Americas, LLC	0.210	10/23/09	9,595,000	9,593,769

LMA Americas, LLC	0.210	10/14/09	14,800,000	14,798,878

Manhattan Asset Funding Co., LLC	0.400	11/12/09	20,000,000	19,990,667

Manhattan Asset Funding Co., LLC	0.260	10/27/09	10,000,000	9,998,122

Manhattan Asset Funding Co., LLC	0.370	10/20/09	18,000,000	17,996,485

Manhattan Asset Funding Co., LLC	0.260	10/19/09	9,000,000	8,998,830

Ranger Funding Co., LLC	0.230	12/22/09	12,733,000	12,726,329

Ranger Funding Co., LLC	0.220	10/21/09	40,000,000	39,995,111

Sheffield Receivables Corp.	0.230	11/17/09	8,500,000	8,497,448

Sheffield Receivables Corp.	0.200	11/05/09	20,000,000	19,996,111

Sheffield Receivables Corp.	0.280	11/04/09	12,500,000	12,496,694

Sheffield Receivables Corp.	0.250	10/13/09	10,000,000	9,999,167

Starbird Funding Corp.	0.210	10/21/09	27,000,000	26,996,850

Starbird Funding Corp.	0.210	10/13/09	27,000,000	26,998,110

Straight-A Funding, LLC	0.270	11/13/09	20,595,000	20,588,358

Thunder Bay Funding, Inc.	0.230	12/02/09	15,000,000	14,994,058

Thunder Bay Funding, Inc.	0.300	11/06/09	11,875,000	11,871,438

Thunder Bay Funding, Inc.	0.200	10/16/09	12,004,000	12,003,000

Tulip Funding Corp.	0.210	10/15/09	25,000,000	24,997,958

Tulip Funding Corp.	0.220	10/06/09	25,000,000	24,999,236

Variable Funding Capital Co. LLC	0.200	10/20/09	25,000,000	24,997,361

Victory Receivables Corp.	0.230	10/14/09	24,000,000	23,998,007

Victory Receivables Corp.	0.350	10/08/09	27,284,000	27,282,143

Windmill Funding Corp.	0.300	11/16/09	25,000,000	24,990,417

Windmill Funding Corp.	0.210	10/19/09	14,202,000	14,200,509

Working Capital Management Co.	0.370	10/16/09	25,000,000	24,996,146

Working Capital Management Co.	0.440	10/14/09	8,000,000	7,998,729

Working Capital Management Co.	0.350	10/05/09	15,000,000	14,999,417

Yorktown Capital, LLC	0.200	10/06/09	30,000,000	29,999,167

Total asset-backed commercial paper (cost $1,185,544,050)				$1,185,544,050

COMMERCIAL PAPER (24.5%)*	Yield (%)	Maturity date	Principal amount	Value

American Honda Finance Corp.	0.260	10/15/09	$21,520,000	$21,517,824

Australia & New Zealand Banking Group, Ltd. (Australia)	0.401	2/19/10	22,000,000	21,965,533

Banco Bilbao Vizcaya Argentina SA/London (Spain)	0.501	1/15/10	25,000,000	24,963,194

Banco Bilbao Vizcaya Argentina SA/London (Spain)	0.350	11/24/09	25,000,000	24,986,875

BNP Paribas Canada	0.330	10/01/09	28,000,000	28,000,000

BPCE SA (France)	0.330	12/31/09	20,000,000	19,983,317

CBA (Delaware) Finance	0.200	10/16/09	30,000,000	29,997,500

Danske Corp.	0.250	10/01/09	25,000,000	25,000,000

DnB NOR Bank ASA (Norway)	0.471	2/10/10	6,000,000	5,989,660

DnB NOR Bank ASA (Norway)	0.210	11/23/09	35,000,000	34,989,179

DnB NOR Bank ASA (Norway)	0.300	11/20/09	10,000,000	9,995,833

Export Development Canada (Canada)	0.501	10/15/09	25,000,000	24,995,139

ING (US) Funding, LLC	0.300	10/29/09	25,000,000	24,994,167

Intesa Funding, LLC	0.200	10/13/09	30,000,000	29,998,000

MetLife Short Term Funding, LLC	0.541	11/30/09	30,000,000	29,973,000

MetLife Short Term Funding, LLC	0.501	11/13/09	6,100,000	6,096,357

MetLife Short Term Funding, LLC	0.200	11/04/09	20,000,000	19,996,111

Nationwide Building Society (United Kingdom)	0.270	12/23/09	27,100,000	27,083,130

Natixis US Finance Co., LLC	0.300	12/28/09	36,500,000	36,473,233

Nordea North America, Inc.	0.320	12/30/09	22,000,000	21,982,400

Rabobank USA Financial Corp.	0.320	3/10/10	16,000,000	15,977,244

Societe Generale, NA	0.320	10/22/09	23,000,000	22,995,707

Societe Generale, NA	0.250	11/03/09	24,000,000	23,994,500

Swedbank AB (Sweden)	0.531	11/16/09	20,000,000	19,986,456

Toyota Credit Canada, Inc. (Canada)	0.370	11/25/09	25,000,000	24,985,868

UniCredit Delaware, Inc	0.270	10/09/09	26,000,000	25,998,440

Westpac Banking Corp.	0.310	3/15/10	30,000,000	29,957,375

Westpac Banking Corp.	0.300	12/03/09	25,000,000	24,986,875

Yale University	0.451	11/18/09	16,000,000	15,990,400

Yale University	0.652	10/07/09	24,350,000	24,347,362

Total commercial paper (cost $698,200,679)				$698,200,679

CERTIFICATES OF DEPOSIT (13.2%)*	Yield (%)	Maturity date	Principal amount	Value

Barclays Bank PLC/NY (United Kingdom)	0.320	10/29/09	$19,000,000	$19,000,885

BNP Paribas (France)	0.330	10/19/09	30,000,000	30,000,000

BNP Paribas/New York, NY (France)	0.310	11/16/09	19,000,000	19,000,000

Calyon NY	0.340	10/26/09	30,000,000	30,000,000

Commonwealth Bank of Australia NY (Australia)	0.260	11/19/09	17,800,000	17,800,000

Dexia Credit Local SA/New York, NY	0.335	12/23/09	24,000,000	24,000,553

Dexia Credit Local SA/New York, NY	0.330	12/18/09	30,000,000	30,000,650

ING Bank NV (Netherlands)	0.400	12/03/09	30,000,000	30,000,000

Intesa Sanpaolo SpA (Italy)	0.220	10/14/09	24,000,000	24,000,000

Lloyds TSB Bank PLC/New York, NY FRN M	0.194	5/06/11	20,500,000	20,500,000

Mitsubishi UFJ Trust & Banking (Japan)	0.480	11/12/09	20,000,000	20,000,233

Rabobank Nederland NV (Netherlands)	0.320	11/30/09	40,000,000	40,000,000

Sumitomo Mitsui Banking Corp./New York (Japan)	0.285	11/25/09	27,000,000	27,000,000

Svenska Handelsbanken AB (Sweden)	0.320	10/19/09	20,000,000	20,000,000

Toronto Dominion Bank NY (Canada)	0.600	1/12/10	26,000,000	26,007,412

Total certificates of deposit (cost $377,309,733)				$377,309,733

U.S. GOVERNMENT AGENCY OBLIGATIONS (9.4%)*	Yield (%)	Maturity date	Principal amount	Value

Federal Farm Credit Bank bonds FRN, Ser. 1	0.256	2/28/11	$21,300,000	$21,300,000

Federal Farm Credit Bank FRB, Ser. 1	0.450	11/24/09	37,000,000	37,000,000

Federal Home Loan Bank unsec. bonds Ser. 1 K	0.800	4/30/10	20,000,000	20,000,000

Federal Home Loan Bank unsec. bonds FRN Ser. 1	0.274	11/08/10	25,000,000	25,000,000

Federal Home Loan Bank unsec. bonds FRN Ser. 2	0.281	11/19/10	20,000,000	19,995,459

Federal Home Loan Bank unsec. bonds K	1.050	3/05/10	25,500,000	25,525,989

Federal Home Loan Bank unsec. bonds K	0.650	7/28/10	25,000,000	25,000,000

Federal Home Loan Bank unsec. bonds K	0.550	6/10/10	20,000,000	19,992,109

Federal Home Loan Bank unsec. bonds FRB, Ser. 1	0.230	7/09/10	40,000,000	40,000,000

Federal Home Loan Mortgage Corp.	0.240	11/17/09	33,000,000	32,989,660

Total U.S. government agency obligations (cost $266,803,217)				$266,803,217

CORPORATE BONDS AND NOTES (1.5%)*	Yield (%)	Maturity date	Principal amount	Value

JPMorgan Chase & Co. sr. unsec. notes FRN, MTN, Ser. C	0.606	9/24/10	$22,800,000	$22,864,530

Nordea Bank AB 144A FRN Ser. EXL1 (Sweden)	0.872	10/23/09	15,000,000	15,004,283

Procter & Gamble International Funding SCA company guaranty unsec.
bonds FRB (Luxembourg)	0.478	5/07/10	6,000,000	6,000,000

Total corporate bonds and notes (cost $43,868,813)				$43,868,813

MUNICIPAL BONDS AND NOTES (0.6%)*	Yield (%)	Maturity date	Principal amount	Value

NH Hlth. & Ed. Fac. Auth. VRDN (U. of NH), Ser. B	0.220	7/01/33	$17,530,000	$17,530,000

Total municipal bonds and notes (cost $17,530,000)				$17,530,000

		Maturity	Principal amount/
REPURCHASE AGREEMENTS (9.2%)*	Yield (%)	date	shares	Value

Interest in $75,000,000 joint tri-party repurchase agreement dated
September 30, 2009 with Deutsche Bank Securities due October 1, 2009 —
maturity value of $40,000,333 for an effective yield of 0.30% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.71% to
8.75% and due dates ranging from June 4, 2010 to June 29, 2099, valued
at $78,750,000)	0.300	10/01/09	$40,000,000	$40,000,000

Interest in $80,000,000 joint tri-party repurchase agreement dated
September 30, 2009 with JPMorgan Securities, Inc. due October 1, 2009 —
maturity value of $30,000,208 for an effective yield of 0.25% (collateralized by various corporate bonds and notes with coupon rates ranging from zero %
to 8.45% and due dates ranging from February 16, 2010 to June 15, 2032,
valued at $81,600,636)	0.250	10/01/09	30,000,000	30,000,000

Interest in $40,000,000 joint tri-party repurchase agreement dated
September 30, 2009 with Bank of America Securities, Inc. due October 1, 2009 —
maturity value of $40,000,244 for an effective yield of 0.22% (collateralized by various corporate bonds and notes with coupon rates ranging from zero %
to 6.62% and due dates ranging from March 25, 2031 to November 25, 2052,
valued at $42,000,000)	0.220	10/01/09	40,000,000	40,000,000

Interest in $175,000,000 joint tri-party repurchase agreement dated
September 30, 2009 with Deutsche Bank Securities due October 1, 2009 —
maturity value of $65,598,146 for an effective yield of 0.08% (collateralized by various corporate bonds and notes with a coupon rate of 7.00% and due
dates ranging from May 1, 2037 to February 1, 2038, valued at $178,500,001)	0.080	10/01/09	65,598,000	65,598,000

Interest in $204,800,000 joint tri-party repurchase agreement dated
June 1, 2035 with Bank of America Securities, Inc. due October 1, 2009 —
maturity value of $87,200,145 for an effective yield of 0.06% (collateralized by Freddie Mac with a coupon rate of 5.50% and a due date of June 1, 2035,
valued at $208,896,000)	0.060	10/01/09	87,200,000	87,200,000

Total repurchase agreements (cost $262,798,000)				$262,798,000

TOTAL INVESTMENTS

Total investments (cost $2,852,054,492)				$2,852,054,492

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
MTN	Medium Term Notes
VRDN	Variable Rate Demand Notes

* Percentages indicated are based on net assets of $2,851,686,264.

K The rates shown are the current interest rates at September 30, 2009.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, FRN, and VRDN are the current interest rates at September 30, 2009.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at September 30, 2009 (as a percentage of Portfolio Value):

United States	81.3%	Sweden	1.9%	United Kingdom	1.6%

Canada	2.7	Norway	1.8	Australia	1.4

Netherlands	2.5	Spain	1.8	Italy	0.8

France	2.4	Japan	1.6	Luxembourg	0.2

				Total	100.0%

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for finan-cial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$1,185,544,050	$—

Certificates of deposit	—	377,309,733	—

Commercial paper	—	698,200,679	—

Corporate bonds and notes	—	43,868,813	—

Municipal bonds and notes	—	17,530,000	—

U.S. Government Agency Obligations	—	266,803,217	—

Repurchase agreements	—	262,798,000	—

Totals by level	$—	$2,852,054,492	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$2,852,054,492

Cash	35,330

Interest and other receivables	492,301

Unamortized offering costs (Note 1)	21,910

Total assets	2,852,604,033

LIABILITIES

Distributions payable to shareholders	575,360

Payable for investor servicing fees (Note 2)	22,521

Payable for custodian fees (Note 2)	9,618

Payable for Trustee compensation and expenses (Note 2)	19,818

Payable for administrative services (Note 2)	8,405

Payable for offering costs (Note 1)	38,749

Legal	57,018

Registration fees	159,134

Other accrued expenses	27,146

Total liabilities	917,769

Net assets	$2,851,686,264

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$2,851,867,000

Distributions in excess of net investment income (Note 1)	(169,853)

Accumulated net realized loss on investments (Note 1)	(10,883)

Total — Representing net assets applicable to
capital shares outstanding	$2,851,686,264

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per
class P share ($2,851,686,264 divided by 2,851,867,000 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations For the period 4/13/09
(commencement of operations) to 9/30/09

INTEREST INCOME	$3,868,262

EXPENSES

Compensation of Manager (Note 2)	2,762,259

Investor servicing fees (Note 2)	103,293

Custodian fees (Note 2)	10,512

Trustee compensation and expenses (Note 2)	63,163

Administrative services (Note 2)	36,390

Registration fees	159,134

Auditing	58,494

Legal	114,035

Insurance	44,295

Amortization of offering costs (Note 1)	19,313

Other	9,404

Fees waived by Manager (Note 2)	(2,762,259)

Total expenses	618,033

Expense reduction (Note 2)	(893)

Net expenses	617,140

Net investment income	3,251,122

Net realized loss on investments (Notes 1 and 3)	(10,883)

Net loss on investments	(10,883)

Net increase in net assets resulting from operations	$3,240,239

Statement of changes in net assets

INCREASE IN NET ASSETS

For the period
4/13/09
(commencement
of operations)
to 9/30/09

Operations:

Net investment income	$3,251,122

Net realized loss on investments	(10,883)

Net increase in net assets resulting from operations	3,240,239

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class P	(3,420,975)

Increase from capital share transactions (Note 4)	2,851,867,000

Total increase in net assets	2,851,686,264

NET ASSETS

Beginning of year (Note 4)	—

End of year (including distributions in excess of
net investment income of $169,853)	$2,851,686,264

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

									Total return		Ratio of expenses	Ratio of net investment
	Net asset value,	Net investment	Net realized gain (loss)	Total from	From net	From return		Net asset value,	at net asset	Net assets, end of	to average net	income (loss) to average
Period ended	beginning of period	income (loss)	on investments	investment operations	investment income	of capital	Total distributions	end of period	value (%) [a]	period (in thousands)	assets (%) [b,c]	net assets (%) [c]

Class P
September 30, 2009 †	$1.00	.0014	— [d]	.0014	(.0015)	—	(.0015)	$1.00	.15 *	$2,851,686	.03 *	.14 *

* Not annualized.

† For the period April 13, 2009 (commencement of operations) to September 30, 2009.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual waiver of the Fund’s management fee in effect during the period. As a result of such waiver, the management fee reflects a reduction of the following amount (Note 2):

Percentage of average net assets

September 30, 2009	0.12%

d Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

24	25

Notes to financial statements 9/30/09

Note 1: Significant accounting policies

Putnam Money Market Liquidity Fund (the “fund”), a diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing in a diversified portfolio of high-quality short-term debt obligations. The fund may invest up to 100% of its assets in money market instruments from the banking, the personal credit and the business credit industries.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. The fund began offering class P shares on April 13, 2009. Class P shares will be available only to other Putnam Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, November 10, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/ accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At September 30, 2009, the fund had a capital loss carryover of $10,883 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2017.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the period ended September 30, 2009, there were no temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended September 30, 2009, the fund required no such reclassifications.

The tax basis components of distributable earnings as of September 30, 2009, were as follows:

Undistributed ordinary income	$405,507
Capital loss carryforward	(10,883)

The aggregate identified cost on a financial reporting and tax basis is the same.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Offering costs The offering costs of $41,222 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rate of 0.25% of average net assets. Putnam Management has agreed to waive its management fee from the fund. For the period ended September 30, 2009, the fund waived $2,762,259 as a result of this waiver.

Putnam Management had agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 1, 2009 to the extent that expenses of the fund (exclusive of management fees, brokerage, interest, taxes, and extraordinary expenses) would exceed an annual rate of 0.10% of the fund’s average net assets. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses. During the period ended September 30, 2009, the fund’s expenses were not reduced as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended September 30, 2009, the fund’s expenses were not reduced as a result of this limit.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended September 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended September 30, 2009, the fund’s expenses were reduced by $893 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,042, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the period ended September 30, 2009, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $67,828,071,976 and $64,978,314,150, respectively.

Note 4: Capital shares

At September 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

For the period 4/13/09
(commencement of operations) to 9/30/09

Class P

Shares sold	12,046,669,099*

Shares issued in connection
with reinvestment
of distributions	—

12,046,669,099

Shares repurchased	(9,194,802,099)

Net increase	2,851,867,000

* Includes 2,144,822,425 received in a transfer of assets from Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in April 2009.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Putnam Funds since
July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.
   Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management
Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 2004	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management, and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com  A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Robert L. Reynolds	Vice President, Clerk and
Management, LLC	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Associate Treasurer	and Assistant Clerk
Putnam Retail Management	and Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Assistant Clerk, Assistant
	Senior Vice President and Treasurer	Treasurer and Proxy Manager
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal
Legal Counsel	Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered	Vice President, Principal Accounting
Public Accounting Firm	Officer and Assistant Treasurer
KPMG LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Robert R. Leveille
Robert L. Reynolds	Vice President and Chief
W. Thomas Stephens	Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Money Market Liquidity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN112 258653 11/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2009*	$46,750	$--	$3,150	$-

* The fund commenced operations on April 13, 2009.

For the fiscal year ended September 30, 2009 , the fund’s independent auditor billed aggregate non-audit fees in the amount of $ 3,150 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30,
2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 25, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 25, 2009